UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2015

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

On November 30, 2015, King Digital Entertainment plc, an Irish public limited company (“King”), dispatched a scheme document to its shareholders under Rule 30.2 of the Irish Takeover Rules in connection with the previously announced proposed acquisition of King by ABS Partners C.V., a wholly owned subsidiary of Activision Blizzard, Inc., (“Activision Blizzard”), pursuant to a scheme of arrangement under Chapter 1 of Part 9, and a related capital reduction under Sections 84 and 85, of the Irish Companies Act of 2014.  A copy of the scheme document has been made available by Activision Blizzard free of charge, subject to certain restrictions relating to persons in restricted jurisdictions, on activisionblizzard.acquisitionoffer.com.  King has also made a copy of the scheme document, and an announcement regarding the posting of the scheme document and convening of the scheme meetings and the related extraordinary general meeting, available on its website free of charge, subject to certain restrictions relating to persons in restricted jurisdictions, at investor.king.com/acquisition.  None of the information contained on, or that may be accessed through, any of the websites identified in this report is part of, or incorporated into, this report.  All website addresses in this report are intended to be inactive textual references only.

Statements Required by the Irish Takeover Rules

The directors of Activision Blizzard, Inc. and the sole manager of ABS Partners I, LLC (in its capacity as the general partner of ABS Partners C.V., a wholly owned subsidiary of Activision Blizzard, Inc., formed for the purpose of acquiring King Digital Entertainment plc) accept responsibility for the information contained in this Form 8-K.  To the best of the knowledge and belief of the directors of Activision Blizzard and the sole manager of ABS Partners I, LLC (in its capacity as the general partner of ABS Partners C.V.) (who have taken all reasonable care to ensure that such is the case), the information contained in this Form 8-K is in accordance with the facts and does not omit anything likely to affect the import of such information.

A copy of this communication will be made available by Activision Blizzard free of charge, subject to certain restrictions relating to persons in restricted jurisdictions, on activisionblizzard.acquisitionoffer.com by no later than 12 noon ET/New York time on December 1, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2015

ACTIVISION BLIZZARD, INC.

	By:	/s/ Chris B. Walther
Chris B. Walther
Chief Legal Officer